UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 15, 2017

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

79 Great Oaks Boulevard, San Jose, CA 95119
(Address of principal executive offices) (Zip Code)

(408) 826-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2017, Monolithic Power Systems, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected two directors to the Company’s Board of Directors, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2017, (iii) approved, on an advisory basis, the 2016 compensation of the Company’s named executive officers, and (iv) recommended, on an advisory basis, future advisory votes on the compensation of the Company’s named executive officers to be held every year.

Proposal One:      Elect two Class I directors to the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in 2020.

Nominee	For	Withheld	Broker Non-Votes
Victor K. Lee	34,748,414	525,873	3,925,549
James C. Moyer	33,011,733	2,262,554	3,925,549

Proposal Two:      Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2017.

For	Against	Abstain	Broker Non-Votes
38,128,377	1,066,501	4,958	0

Proposal Three:     Approve, on an advisory basis, the 2016 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
34,574,092	685,435	14,760	3,925,549

Proposal Four:      Recommend, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
29,932,966	18,440	5,157,722	165,159	3,925,549

In accordance with the Board’s recommendation as set forth in the Company’s proxy statement for the Annual Meeting and consistent with the advisory vote of the stockholders, the Company will conduct future advisory votes on the compensation of executive officers every year, until the next advisory vote on this matter is held.

Item 8.01 Other Events.

On June 16, 2017, the Company issued a press release announcing the second quarter cash dividend of $0.20 per share to all stockholders of record as of the close of business on June 30, 2017. The dividend will be paid to stockholders on July 14, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Exhibit	Description

99.1	Press release issued on June 16, 2017, announcing the results of the Annual Meeting and the second quarter cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 16, 2017	By:	/s/ T. Bernie Blegen
T. Bernie Blegen Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press release issued on June 16, 2017, announcing the results of the Annual Meeting and the second quarter cash dividend.